Subsequent events	12 Months Ended
Dec. 31, 2025
Subsequent events
Subsequent events

22. Subsequent events

The Company’s board of directors approved and declared a cash dividend totaling approximately US$13 million. The cash dividend will be payable in U.S. dollars to holders of ordinary shares and of ADSs of record as of the close of business on May 4, 2026, U.S. Eastern Time. The dividend to holders of ordinary shares will be US$0.0399 per ordinary share, and expected to be paid on or about May 14, 2026. Dividends to holders of ADSs are expected to be paid on or about May 20, 2026 through the depositary bank, subject to the terms of the deposit agreement.